Exhibit 10(b)



                            ELEVENTH AMENDMENT TO THE
               NATIONSBANK CORPORATION AND DESIGNATED SUBSIDIARIES
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         WHEREAS, Bank of America Corporation ("Bank of America") and certain of its subsidiary corporations (collectively with Bank of America, the "Participating Employers") maintain the NationsBank Corporation and Designated Subsidiaries Supplemental Executive Retirement Plan (the "Plan"); and
         WHEREAS, Bank of America desires to amend the Plan to (i) permit participants to elect alternative methods of benefit payment under the Plan and
(ii) meet other current needs; and
         WHEREAS, the Compensation Committee of the Board of Directors of Bank
of America has authorized and approved said amendment to the Plan in accordance with the provisions of Article VI of the Plan;
         NOW, THEREFORE, Bank of America does hereby declare that the Plan is hereby amended effective as of December 14, 1999 as follows:
         1. The Plan is amended, effective as of the Effective Time (as defined below), so that each specific reference in the Plan to NationsBank Corporation (including without limitation the reference to "NationsBank Corporation" in the name of the Plan) shall refer (other than as to time or events before the Effective Time) to (i) BankAmerica Corporation, a Delaware corporation, from the Effective Time to April 28, 1999 and (ii) Bank of America Corporation, a
Delaware corporation, from and after April 28, 1999. Not in limitation of the foregoing, each reference in the Plan to the Board of Directors, Compensation Committee or Management Compensation Committee of NationsBank Corporation shall refer to the Board of Directors, Compensation Committee or Management Compensation Committee (as the case may be) of (i) BankAmerica Corporation from the Effective Time to April 28, 1999 and (ii) Bank of America Corporation from and after April 28, 1999. The "Effective Time" as used in this Instrument means the effective time of the said merger of BankAmerica Corporation into
NationsBank Corporation on September 30, 1998. The foregoing amendments to the Plan (i) do not rename, or change any reference made in the Plan to, any other employee benefit plan that includes the word "NationsBank" in its name, and (ii) are not intended to, and shall not, modify, override or otherwise apply to or affect any provisions of the Plan contained in Addendum 1998-1, which was added to the Plan by Instrument of BankAmerica Corporation dated October 1, 1998.
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         2. Sections 2.1(b)(2) and 2.1(b)(8) of the Plan are amended by deleting the phrase "Flexible Benefits Plan" each time it appears therein and by substituting in lieu thereof the phrase "Group Benefits Plan."
         3.       Section 2.1(b)(11) of the Plan is amended to read as follows:
                  "(11) DEFERRED COMPENSATION PLAN means any non-qualified deferred compensation plan maintained by the Corporation for the benefit of a select group of management or highly compensated employees."

         4.       Section 2.1(b)(25) of the Plan is amended to read as follows:
                  "(25) GROUP BENEFITS PLAN means the NationsBank Group Benefits Plan, as amended from time to time."

         5.       Section 2.1(b)(34) of the Plan is amended to read as follows:
                  "(34)    PARTICIPATING EMPLOYER(S) means:

                           (A) the Corporation; and

                           (B) those Subsidiary Corporations which adopt and
                  participate in the Plan."

         6.       Section 2.1(b)(46) of the Plan is amended to read as follows:
                  "(46) CHANGE OF CONTROL means, and shall be deemed to have occurred upon, any of the following events:

                           (A) The acquisition by any person, individual, entity
                  or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (collectively, a "Person") of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either:

                                    (i) The then-outstanding shares of common
                           stock of the Corporation (the "Outstanding Shares");
                           or

                                    (ii) The combined voting power of the
                           then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors of the Corporation (the "Outstanding Voting Securities");

                  PROVIDED, HOWEVER, that the following acquisitions shall not constitute a Change of Control for purposes of this subparagraph (a): (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation or any of its subsidiaries, (C) any acquisition by any

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                  employee benefit plan (or related trust) sponsored or
                  maintained by the Corporation or any of its subsidiaries, or
                  (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subparagraph (C) below; or

                           (B) Individuals who, as of September 30, 1998,
                  constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Corporation; PROVIDED, HOWEVER, that any individual who becomes a director subsequent to September 30, 1998 and whose election, or whose nomination for election by the Corporation's shareholders, to the Board of Directors of the Corporation was either (i) approved by a vote of at least a majority of the directors then comprising the Incumbent Board or (ii) recommended by a nominating committee comprised entirely of directors who are then Incumbent Board members shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

                           (C) Approval by the Corporation's shareholders of a
                  reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless following such Business Combination, (i) all or substantially all of the Persons who were the Beneficial Owners (within the meaning of Rule 13d-3 promulgated under the Exchange Act), respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Shares and Outstanding Voting Securities, as the case may be (provided, however, that for purposes of this clause (i), any shares of common stock or voting securities of such resulting corporation received by such Beneficial Owners in such Business Combination other than as the result of such Beneficial Owners' ownership of Outstanding Shares or Outstanding Voting Securities immediately prior to such Business Combination shall not be considered

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                  to be owned by such Beneficial Owners for the purposes of
                  calculating their percentage of ownership of the outstanding common stock and voting power of the resulting corporation),
                  (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from the Business Combination) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from the Business Combination or the combined voting power of the then outstanding voting securities of such corporation unless such Person owned twenty-five percent (25%) or more of, respectively, the Outstanding Shares or Outstanding Voting Securities immediately prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board of Directors of the Corporation, providing for such Business Combination; or

                           (D) Approval by the Corporation's shareholders of a
                  complete liquidation or dissolution of the Corporation.

         Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred for purposes of this Plan as a result of the transactions contemplated by that certain Agreement and Plan of Reorganization between the Corporation and BankAmerica Corporation dated April 10, 1998."

         7. Section 4.10(iii) of the Plan is amended by deleting the phrase "FAS Rate" and by substituting in lieu thereof the phrase "GATT Rate."

         8.       Section 4.12 of the Plan is amended to read as follows:

                  "Section 4.12.  ELECTION OF ALTERNATIVE METHOD OF PAYMENT.

                  (a) ALTERNATIVE METHODS OF PAYMENT. Notwithstanding any provisions of the Plan to the contrary, a Participant may elect from time to time pursuant to this Section 4.12 to have the single sum value (the "Lump Sum Benefit Amount") of the benefits payable under Section 4.2, 4.3 or 4.4 upon the Participant's Retirement or the benefits payable under Section 4.6 upon the Participant's death while in Service [or, to the extent provided in Section 4.6(b), while Disabled] paid in accordance with one of the following methods of payment, in lieu of the method otherwise applicable under the provisions of this Article IV:

                          (i)  single lump sum payment;

                         (ii)  five (5) annual installments; or

                        (iii)  ten (10) annual installments.

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         Unless deferred pursuant to the provisions of Section 4.12(c), the payment(s) to be made to a Participant pursuant to the Participant's alternative method of payment election under this Section shall commence immediately upon the Participant's Retirement or death while in Service.

                  (b) DETERMINATION OF LUMP SUM BENEFIT AMOUNT AND AMOUNT OF INSTALLMENT PAYMENTS. The Lump Sum Benefit Amount shall be equal to (i) in the event of a Participant's Retirement, the Commuted Payment Amount determined for the Participant as of the date of the Participant's Retirement or (ii) in the event of a Participant's death while in Service [or, to the extent provided in Section 4.6(b), while Disabled], the actuarially equivalent single sum value of the benefits (if any) provided for in Section 4.6(c) determined as of the date of the Participant's death using assumptions consistent with those set forth in EXHIBIT B to the Plan. The amount of each annual installment payment payable under Section 4.12(a) shall be the amount necessary to amortize the Participant's Lump Sum Benefit Amount in equal annual installments over the selected period using the GATT Rate (as defined in EXHIBIT B hereto) in effect for the calendar year of the Participant's Retirement or death.

                  (c)      DEFERRAL OF LUMP SUM PAYMENT DATE.

                           (i) ELECTIVE DEFERRAL. Any Participant who elects
                  payment of the Participant's benefit in a single lump sum may also elect to defer receipt of such payment until March 31 of the year following the Participant's Retirement or death (as the case may be).

                           (ii) MANDATORY DEFERRAL. In the event a Participant
                  has elected payment of the Participant's benefit in a single lump sum and the Corporate Personnel Executive of the Corporation determines that the Participant may be a "covered employee" under Section 162(m) of the Code for the calendar year of the Participant's Retirement or death while in Service, the Participant's benefit shall be paid as of March 31 of the year following the Participant's Retirement or death (as the case may be).

                           (iii) DEFERRAL PERIOD INTEREST. The amount of any
                  single lump sum payment that is deferred under this Section 4.12(c) shall be the Participant's Lump Sum Benefit Amount determined under Section 4.12(b) plus interest at the GATT Rate (as defined in EXHIBIT B hereto) in effect for the calendar year of the Participant's Retirement or death compounded annually to the date of payment.

                  (d) TIMING OF ELECTIONS AND EFFECTIVE DATE. An alternative method of payment election under Section 4.12(a) and any deferral election under Section 4.12(c)(i) may be made at any time and from time to time after the date the Participant attains age fifty-four (54). Any such election shall be made on such

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         form and pursuant to such procedures as are adopted by the Plan
         Committee for such purpose and shall become effective upon the first anniversary of the date such election is made. Any change in such an election shall not become effective until the first anniversary of the date the new election is made."

         9. Section I.A.(5) of EXHIBIT B to the Plan is amended to read as follows:

         "5. Determine the AESSV by discounting the projected AESSV obtained in A.(4) above at the "GATT Rate" (as hereinafter defined) compounded annually from the date the Participant would have attained age 55 to the Determination Date. For purposes of this EXHIBIT B, the "GATT Rate" means the "applicable interest rate" as defined in Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994. The "lookback month" (within the meaning of Treasury Regulation ss. 1.417(e)-IT(d)(4)(iii)) for the determination of the applicable interest rate for benefit payments commencing during a calendar year shall be the immediately preceding September. The "stability period" (within the meaning of Treasury Regulation ss. 1.417(e)-IT(d)(4)(ii)) during which the applicable interest rate remains constant shall be the calendar year immediately succeeding the lookback month."

         10. Section III. of EXHIBIT B of the Plan is amended to read as follows:

         "III. Other Assumptions. All AESSVs shall be determined on the basis of the GATT Rate (as defined in I.A.(5) above) compounded annually. To the extent that benefits are payable over the lifetime(s) of one or more individuals, the AESSV shall also be based on the "applicable mortality table," as defined in
                  Section 417(e)(3) of the Code, as amended by the Retirement Protection Act of 1994."

         11. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, Bank of America has caused this instrument to be executed by its duly authorized officer as of the 14th day of December, 1999.

                                             BANK OF AMERICA CORPORATION



                                             By:  /s/ Charles J. Cooley
                                                  ---------------------
                                             Name:  Charles J. Cooley
                                                   ------------------
                                             Title:   Executive Vice President
                                                    --------------------------

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